December 2012
Continued Market Leadership
through Execution and Innovation
Investor Presentation
© 2012 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be”
and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2013
Financial Guidance” section are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the
fiscal year ended June 30, 2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and
Exchange Commission.  All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;
changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of
Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs and Penson Charges, net are Non-GAAP measures.  These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the
Company’s acquisitions, and the termination of the Penson outsourcing services agreement, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes this Non-GAAP measure provides investors with a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.
Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Broadridge Overview 2

Broadridge is a strong, resilient business
with significant growth potential
History of market leadership
– Proven ability to address increasingly complex customer needs through technology
– Innovation and thought leader in industry for >50 years
Strong position in large and attractive markets
–
Leader in investor communications and global securities processing
– Resilient through financial crisis due to mission-critical nature of services
– Deeply respected by industry and regulators
– Room for expansion into naturally adjacent markets
Excellent team
– Results-driven and deeply experienced management team aligned with long-term interests of shareholders
– Highly engaged associates - one of the best large companies to work for in
NY  for 5  consecutive year
1.   As recognized by the NY Society of Human Resources in 2008-2012

1 th

Broadridge Strategy Statement
Our vision is to be the leading provider of Investor
Communications and Technology and Operations Solutions to
Banks/Broker-Dealers, Mutual Funds, and Corporate Issuers
globally
– Our mission is to drive the industry we serve to higher levels of efficiency and compliance; to partner with financial institutions and public companies to enable their growth; and to provide innovative outsourcing solutions for mission-critical activities
– We will grow our businesses by leveraging our unique network, our market position, and our brand/service reputation
– We will do so with a combination of organic growth and M&A
– We anticipate that this approach will drive 6-9% revenue growth and low-to-
mid-teens earnings growth
– We expect to pay a meaningful dividend and to opportunistically buy back shares

ProxyEdge®

Paladyne™ Systems

Matrix Financial Solutions

City Networks

AccessData

NewRiver

Broadridge

Our market position is differentiated
and sustainable
Recurring Fee Revenue
Investor Communication Solutions
$B
1.5
0.5
2012 2007
Growth through difficult
market environment
•
Proxy services for ~85%
of outstanding
shares in US
•
Processed >600 billion shares in 2012
•
Used by >5,500 institutional investors
globally
•
Eliminates >50%
of physical mailings
• ~450K votes through mobile apps during
2012 proxy season
New businesses
Tuck-in acquisitions
Broadridge is well positioned to accelerate growth
and continue driving strong free cash flow
~7% CAGR
Securities Processing Solutions
Enable clients
to process in
>50 countries
Processes  >$4.5 trillion
(average) in equity and
fixed income trades per
day
1.0

Investor Communication
Solutions
Securities Processing
Solutions
We are the leader in several markets
Market Rank
Bank/Broker-Dealer
Regulatory
Communications
Broker-Dealer
Transactional
Communications
Corporate Issuer
Regulatory
Communications
Mutual Fund Proxy
Mail and Tabulation
Market Rank
US Brokerage
Processing
US Fixed Income
Processing
Canadian Brokerage
Processing
#1
#1
#1
#1
#1
#1
#1
1.  Marketshare based on Broadridge estimates

1
1

Investor Communication Solutions (ICS) 7

Mutual Fund—Natural adjacencies
Transaction reporting
Imaging and workflow, etc.
Mutual Fund—Core
Retirement processing
Data aggregation
Marketing communications
Proxy/solicitation
Large and attractive markets – Investor
Communications is a $10B+ market
Total addressable market $10B+ fee revenue
BBD—Natural adjacencies
Enterprise archiving
On-boarding
International tax reclaim
$1.3B
$0.9B
$2.0B
$3.0B
$1.8B
$1.7B
Sources: BCG, Bain, Patpatia, Broadridge estimates

BBD—Emerging products
Global proxy and communications
Tax reporting and outsourcing
Security class actions
Advisor services
Bank/Broker-Dealer (BBD)—Core
Regulatory communications
(proxy, interims, etc.)
Customer communications
(transaction statements, etc.)
Issuer
Transfer agency
Shareholder analytics
Investor communications

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Broker/Bank 1 Issuer 1 / Fund 1
Broker/Bank 2 Issuer 2 / Fund 2
Broker/Bank 3 Issuer 3 / Fund 3
Broker/Bank 4 Issuer 4 / Fund 4
Broker/Bank 5 Issuer 5 / Fund 5
Broker/Bank 6 Issuer 6 / Fund 6
Broker/Bank 7 Issuer 7 / Fund 7
Broker/Bank 8 Issuer 8 / Fund 8
Broker/Bank 9 Issuer 9 / Fund 9
Brokers/Banks
800+
(1)
Issuers 10,000+ (3)
Funds 700+ (4)
Proxy Distribution
>40% of
accounts
require
special
processing
Vote Processing
Managing
~350M
active
positions (2)
Majority of
all shares
are held in
Shareholder
Preferences
Database
Shareholder
Consent
Database
Equity and Mutual Fund Shareholders
Broadridge
manages
>1,600
Corporate
Issuers
Broadridge
processes on
average 85%
of U.S. shares
outstanding
Electronic or
Physical Vote Return
Data Hub and Platform
Electronic or
Physical Delivery
Registered Processing
> 50% of Hard Copy
Mailings Eliminated
via E-Delivery and
Suppressions
85% of Shares Voted
Electronically
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

street-side
(1) Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2) Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3) Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4) Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs,
Street-side Processing
according to the Investment Company Institute’s 2009 Investment Company Year Book

FY12 Product Revenues
ICS Product and Client Revenue Overview
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
…and we have deep and longstanding
client relationships
Increase in electronic
distribution reduces postage
revenue and increases profits
FY12 Client Revenues
(Based on who pays BR as agent)
Bank/Broker
- Dealer
(29%)
Mutual Fund
(41%)
Corporate
Issuer
(30%)
Distribution
$704M (43%)
Other
$146M (9%)
Fulfillment
$132M (8%)
Transaction
Reporting
$165M (10%)
Interims
$160M (10%)
Proxy
$327M (20%)

Primarily
Postage

ICS-Bank/Broker-Dealer
What We Do:
Regulatory communications
– Beneficial proxy and interims for equities
– Beneficial mutual fund compliance
communications
Customer communications
– Transaction statements, trade confirmations
and other reporting
Global and emerging products
– Advisor services
– Global proxy and communications
– Tax reporting and outsourcing
– Securities class actions
Competitive Advantages:
Indispensible data hub with established
relationships with majority of BBDs
Strong market position and innovative
leadership
– First/only certified voting results
– First e-delivery, phone, web and mobile voting
platform
Proprietary systems, network and
databases
– ProxyEdge® – institutional voting and record
keeping platform
– Preference and consent database
Unmatched scale with highest level data
security (ISO 27001)

What We Do:
Mutual Fund trade processing in the
defined contribution/trust space
(Matrix)
Data aggregation and analytics
(Access Data)
Marketing/Regulatory
communications including content
(NewRiver)
Registered proxy and solicitation
Competitive Advantages:
Long-standing relationships across
industry
—
Serve every mutual fund and majority of
banks/broker-dealers
Unique data capabilities
—
Proprietary platform to allow mutual funds to
understand their clients
—
Innovative business applications that address
unique industry issues such as compliance
and distribution payments
—
Largest electronic repository for mutual fund
regulatory data
Industry-leading ICS products with
unmatched scale
—
Leverage to create cost-effective products for
mutual funds
ICS-Mutual Funds

What We Do:
Beneficial proxy service
Registered shareholder communications
– Registered proxy
– Interim communications
Transfer agency (TA)
– Stock share registry, ownership
transfers and dividend calculation
Enhanced issuer solutions
– Shareholder analytics
– Virtual shareholder meetings
– Shareholder forums
– Global proxy services
ICS-Issuers

Market Position
– only full service provider of
shareholder communications to all types of
shareholders
Unmatched Scale
– able to leverage one billion plus
shareholder communications annually as well as
record-keeping, corporate actions and other
shareholder account servicing
Unmatched Data
– unique dataset of investors and
positions allows Issuers to more effectively
reach their shareholders
Thought Leadership
– unmatched expertise to
innovate the proxy process and help guide
Issuers through a complex regulatory
environment
Competitive Advantages:

Securities Processing Solutions (SPS) 14

US Brokerage Processing
Core equities and fixed income
Sources: Tower Group, Chartis, Aite, IM2, Broadridge internal estimates
Technology and Operations spend adds
~$14B to our SPS addressable market
Securities and investment firms’ overall technology and operations
$1.2B
$2.8B
~$5.0B
Adjacent markets
Middle-office
Buy-side services
Derivatives processing
Fixed Income market
data and analytics
~$5.2B
North American BPO
Middle- and back-office
Data center services
Select corporate functions
Global Processing
Core equities and fixed income
Global BPO
Reconciliations
Total addressable market
~
$14B fee revenue

spend is over $100 billion and growing at 5%

Broadridge global processing behind the scenes
Broadridge simplifies complex processes
WEBPORTAL
RECORDKEEPING
ACCOUNT
STATEMENTS
TRADE
CONFIRMATIONS
TAX
REPORTING
Trading
Order Routing
Order Execution
Block Orders
Books & Records
Post Trade
Clearing &
Settlement
Regulatory
Reporting
Trade
Support
Purchase &
Sales
Security
Master
Fail
Control
Cash
Processing
Asset
Servicing
Regulatory Compliance
Operational Risk Management
BROKER-DEALERS EXCHANGES CUSTODIANS DEPOSITORIES

CLIENT EXPERIENCE TECHNOLOGY/OPERATIONS INFRASTRUCTURE
•
Tax-lot accounting
•
Stock record
•
Multicurrency
accounting
•
Margin processing
•
P&L
•
Client positions
and transactions

Securities Processing North America Market Share
Overview
1
1. All market share information is based on management’s estimates and is part of much larger market. No attempt has been made to size such market
M
A
R
K
E
T
S
H
A
R
E
FY12 Product Revenues
Outsourcing
(~13%)
$82M
Fixed Income
(~15%)
Transactions, $54M
Non-transactions, $45M
Equity
(~72%)
Transactions, $137M
Non-transactions, $338M
Equity Processing Client Volume
U.S. $ Fixed Income Client Volume
Operations Outsourcing
Broadridge
~30%
Competitors
~20%
In-house
~50%
Broadridge
~8%
Untapped
Market
~92%
(>$1 Billion)
Competitors
~2%
In-house
~43%
Broadridge
~55%

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Broadridge

SPS Top 15 Clients for FY12
SPS client relationships are stable in volatile
market
Note: The above schedule is an alphabetical listing of the top 15 SPS clients which represent ~70% of SPS revenues as of June 30, 2012.

Top Equity Processing Fixed Income
Clients Retail Institutional Processing Outsourcing
Alliance Bernstein
Bank of America/Merrill Lynch
Barclays Capital Services
BMO Nesbitt Burns
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
Jefferies & Company
JP Morgan Chase
Mizuho Securities USA
Penson
Royal Bank of Canada
Scotia Capital
UBS Securities

What We Do:
Best-of-breed processing solutions
– Leading global platform
– Broad asset class coverage
Broad suite of add-on or point solutions
– Desk top applications used by brokers
and traders
– Workflow and reconciliation
applications
– Data aggregation and warehousing
tools
Industry-leading global business process
outsourcing (BPO) solutions
SPS-Technology and Operations

Competitive Advantages:
Breadth of asset classes on single
“platform”
Leading market position and scale
Flexible business model that can be
tailored to unique client needs
Trusted brand
Unique global technology platform
provides processing access to over 50
countries

Financial Strategy 20

Our financial strategy is a key part of our
value creation strategy
~40% dividend payout, but expect no less than 72 cents per
share annually subject to Board approval
Organic growth with limited financial risk
–
Avoid significant balance sheet risk
–
Invest in projects delivering at least 20% IRR
Tuck-in acquisitions with clear growth profile and returns
–
Accretive to growth, margins, and earnings
–
20% IRR in conservative business case
Long-term investment-grade debt rating
–
Adjusted Debt/EBITDAR ratio target is 2:1
Excess cash used opportunistically to offset dilution and
reduce share count through buybacks
1. Adjusted Debt/EBITDAR ratio calculated as (Debt + 5x Rent Expense) / (EBITDA + Rent Expense)

1
>

Appendix 22

23
Revenue Growth Drivers and EBIT Margin
Historical CAGR
(FY07-FY12)
1Q
FY13
Forecast
FY13
2%
3%
(2%)
1%
1%
2%
4%
(1%)
(1%)
0%
Total Revenue Growth
Closed Sales
(Recurring)
Client Losses
Net New Business
Internal Growth
(a)
(b)
(c)
Acquisitions
Total Recurring
Event-Driven
Distribution
FX/Other
EBIT Margin
(Non-GAAP)
4%
3-4%
2%
3%
(1%)
2%
(1%)
1%
1%
2%
(1%)
6.6%
4-5%
(1)%
3-4%
0%
0%
0%
0%
0%
14.9 - 15.7%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven  includes  ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications
(c) Distribution includes pass-through fees from Matrix

3-4%

Revenue Earnings
FY12 FY13 FY12 FY13
Q1 Q1 Q1 Q1
$313 $339 $8 $27
12% 8% 2.7% 8.0%
$158 $154 $28 $9
12% -3% 17.6% 6.1%
$471 $493 $36 $37
12% 5% 7.7% 7.4%
$0 $0 ($7) ($7)
$5 $2 $2 $3
$476 $496 $32 $33
13% 4% 6.6% 6.6%
($2) ($3)
$6 $6
$36 $35
7.5% 7.0%
($13) ($13)
36.3% 36.0%
$23 $22
4.8% 4.5%
($4) ($4)
$0 ($1)
($2) $0
$0 $0
($6) ($4)
$17 $18
3.5% 3.7%
126.7 127.1
$0.18 $0.18
$0.13 $0.14
Broadridge FY13 Q1 from Continuing Operations
(a)
(a)
(c)
(d)
(a)
(d)
(c)
(e)
(d)
ICS
Growth %  /  Margin %
SPS
Growth %  /  Margin %
Total Segments
Margin %
Other
FX
Total Broadridge (Non-GAAP)
Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs
Total EBT (Non-GAAP)
Margin %
Income taxes
Tax Rate
Total Net Earnings (Non-GAAP)
Margin %
Acquisition Amortization and Other Costs
Penson Charges, net
IBM Migration costs
Restructuring charges
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (Non-GAAP)
Diluted EPS (GAAP)
(b)
(a)
(a) FY12 Q1 excludes IBM Migration costs of $3M (after tax $2M, or $0.02 EPS impact).
FY13 Q1 excludes Penson Charges, net of $1M (after tax $1M, or $0.01 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 Q1 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.03 EPS impact) and
IBM Migration costs of $3M (after tax $2M, or $0.02 EPS impact).
FY13 Q1 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.03 EPS impact) and
Penson Charges, net of $1M (after tax $1M, or $0.01 EPS impact).
(e) FY13 Q1 represents transition costs related to termination of the Penson agreement including shutdown costs.

Broadridge FY13 Guidance from Continuing Operations
Revenue Earnings
FY12 FY13 Range FY12 FY13 Range
Actual Low High ($ in millions) Actual Low High
$1,634 $1,695 $1,707 ICS $243 $291 $299
5% 4% 4%
Growth %  /  Margin %
14.9% 17.2% 17.5%
$655 $658 $683 SPS $91 $79 $102
10% 0% 4% Growth %  /  Margin %  13.9% 12.0% 15.0%
$2,290 $2,353 $2,390 Total Segments $334 $370 $401
6% 3% 4%
Margin %
14.6% 15.7% 16.8%
$0 $0 $0 Other
(a)
($28) ($30) ($37)
$13 $13 $13 FX
(b )
$14 $13 $13
$2,304 $2,366 $2,403
Total Broadridge (Non-GAAP)
(a)
$319 $353 $377
6% 3% 4%
Growth %  /  Margin %
13.9% 14.9% 15.7%
Interest & Other ($13) ($17) ($21)
Acquisition Amortization and Other Costs
(c)
$25 $22 $22
Total EBT (Non-GAAP)
(d)
$331 $358 $378
Margin %
14.4% 15.1% 15.7%
Income taxes
(d)
($118) ($133) ($140)
Recurring Closed Sales
Tax Rate 35.6% 37.0% 37.0%
FY13 Range
Segments Low High Total Net Earnings (Non-GAAP)
(d)
$213 $226 $238
ICS $50 $70
Margin %
9.3% 9.5% 9.9%
SPS $60 $80
Total $110 $150
Acquisition Amortization and Other Costs
(c)
($15) ($14) ($14)
Penson Charges, net
(e)
($54) ($6) ($6)
IBM Migration costs ($15) $0 $0
Restructuring charges ($4) $0 $0
Non-GAAP Items (Net of Taxes) ($88) ($20) ($20)
Total Net Earnings (GAAP) $125 $205 $218
Margin %
5.4% 8.7% 9.1%
(a)
Diluted Shares 128 128 128
Diluted EPS (Non-GAAP)
(d)
$1.67 $1.76 $1.86
Diluted EPS (GAAP) $0.98 $1.60 $1.70
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
(a) FY12 excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), Penson Charges, net, of $74M ( after tax $54M, or $0.42 EPS impact) and Restructuring charges of
$7M (after tax $4M, or $0.03 EPS impact). FY13 excludes Penson Charges, net.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 excludes Acquisition Amortization and Other Costs of $25M (after tax $15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), Penson
Charges, net, of $74M (after tax $54M, or $0.42 EPS impact) and Restructuring charges of $7M (after tax $4M, or $0.03 EPS impact). FY13 excludes Acquisition Amortization and Other
Costs of $22M (after tax $14M or $0.11 EPS impact) and Penson Charges, net, of $10M (after tax $6M, or $0.05 EPS impact).
(e) FY12 represents Penson deferred client conversion and startup costs, other than temporary impairment charges, shutdown costs, cancellation of the note receivable, less the elimination of the obligation to pay or credit Penson fees.  FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.

Cash Flow –Q1 FY13 Results and FY13 Forecast
Three Months
Ended
September 2012
Low High
Free Cash Flow (Non-GAAP)
:
Net earnings from continuing operations (GAAP) 18 $                            205 $                 218 $
Depreciation and amortization (includes other LT assets) 25                               95                       105
Stock-based compensation expense 5                                  31                       31
Other (1)                                (5)                        5
Subtotal 47                               326                     359
Working capital changes (49)                              (15)                      (15)
Long-term assets & liabilities changes (14)                              (60)                      (50)
Net cash flow (used in) provided by continuing operating activities (16)                              251                     294
Cash Flows From Investing Activities
Capital expenditures & software purchases (8)                                (55)                      (45)
Free cash flow (Non-GAAP)
(24) $                           196 $                 249 $
Cash Flows From Other Investing and Financing Activities
Acquisitions -                              -                      -
Stock repurchases net of options proceeds (66)                              (66)                      (66)
Proceeds from borrowing net of debt repayments -                              -                      -
Dividends paid (20)                              (86)                      (86)
Other 1                                  (5)                        5
Net change in cash and cash equivalents (109)                            39                       102
Cash and cash equivalents, at the beginning of year 321                             321                     321
Cash and cash equivalents, at the end of period 212 $                          360 $                 423 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
($ millions)
Unaudited
Free Cash Flow - Non-GAAP
FY13 Range
(a)

Revenues and Closed Sales FY07-FY13
($ in millions)
Recurring Fee Revenues
ICS
Growth
SPS
Growth
Total Recurring Fee Revenues
Growth
Event-Driven
Growth
Distribution
Growth
Other/FX
Total Revenues
Growth
Recurring Closed Sales
Growth
Forecast
FY07 FY08 FY09 FY10 FY11 FY12 FY13
529 $         567 $         594 $         632 $         720 $         798 $         $862-874
3% 7% 5% 6% 14% 11% 8-10%
527 $         534 $         559 $         536 $         594 $         655 $         $658-683
11% 1% 5% -4% 11% 10% 0-4%
1,056 $     1,101 $     1,153 $     1,168 $     1,313 $     1,453 $     $1,520-1,557
7% 4% 5% 1% 12% 11% 4-7%
203 $         200 $         180 $         257 $         135 $         132 $         ~$129
33% -1% -10% 43% -47% -2% -2%
821 $         808 $         757 $         781 $         704 $         704 $         ~$704
12% -2% -6% 3% -10% 0% 0%
(12) $          22 $           (17) $          4 $              14 $           14 $           ~$13
2,068 $     2,131 $     2,072 $     2,209 $     2,167 $     2,304 $     $2,366-2,403
12% 3% -3% 7% -2% 6%
63 $           82 $           95 $           119 $         113 $         120 $         $110-150
-32% 30% 16% 25% -5% 6%
($ in millions)
Event-Driven Fee Revenues
(a)
Mutual Fund Proxy
Mutual Fund Supplemental
Contest/ Specials/ Other Communications
Total Event-Driven Fee Revenues
Growth
Recurring Distribution Revenues
(b)
Growth
ED Distribution Revenues
(b)
Growth
Total Distribution Revenues
Growth
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.
Forecast
FY07 FY08 FY09 FY10 FY11 FY12 FY13
79 $           92 $           55 $           150 $         39 $           28 $           27 $
51 $           49 $           58 $           48 $           44 $           47 $           46 $
73 $           59 $           67 $           59 $           52 $           57 $           56 $
203 $         200 $         180 $         257 $         135 $         132 $         129 $
33% -1% -10% 43% -47% -2%
593 $         580 $         567 $         564 $         573 $         597 $         ~$597
6% -2% -2% -1% 2% 4%
228 $         228 $         190 $         217 $         131 $         107 $         ~$107
35% 0% -17% 14% -39% -18%
821 $         808 $         757 $         781 $         704 $         704 $         ~$704
12% -2% -6% 3% -10% 0%

Reconciliation of Non-GAAP to GAAP Measures
Free Cash Flow (Non-GAAP):
Net earnings from continuing operations (GAAP)
Depreciation and amortization (includes other LT assets)
Stock-based compensation expense
Other
Subtotal
Working capital changes
Long-term assets & liabilities changes
Net cash flow (used in) provided by continuing operating activities
Cash Flows From Investing Activities
Capital expenditures & software purchases
Free cash flow (Non-GAAP)
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Reconciliation of EPS Guidance 1Q12 1Q13 FY12 FY13 Range
Actual Actual Actual Low High
Guidance Provided in August 2012 - Diluted EPS (Non-GAAP)
$0.15 $0.15 $1.55 $1.65 $1.75
Acquisition Amortization and Other Costs $0.03 0.03 $0.12 0.11 0.11
Current Guidance - Diluted EPS (Non-GAAP)
$0.18 $0.18 $1.67 $1.76 $1.86
Acquisition Amortization and Other Costs ($0.03) ($0.03) ($0.12) (0.11) (0.11)
Penson Charges, net $0.00 (0.01) ($0.42) (0.05) (0.05)
IBM Migration costs ($0.02) 0.00 ($0.12) 0.00 0.00
Restructuring charges $0.00 0.00 ($0.03) 0.00 0.00
Current Guidance - Diluted EPS (GAAP)
$0.13 $0.14 $0.98 $1.60 $1.70
Reconciliation of EBT Guidance (a) 1Q12 1Q13 FY12
FY13 Range
($ in millions) Actual Actual Actual Low High
Guidance Provided in August 2012 - Total EBT (Non-GAAP) $29 $29 $306 $336 $356
Margin % 6.2% 5.9% 13.3% 14.2% 14.8%
Acquisition Amortization and Other Costs $6 $6 $25 $22 $22
Current Guidance - Total EBT (Non-GAAP) $36 $35 $331 $358 $378
Margin % 7.5% 7.0% 14.4% 15.1% 15.7%
Acquisition Amortization and Other Costs ($6) ($6) ($25) ($22) ($22)
Penson Charges, net $0 ($1) ($74) ($10) ($10)
IBM Migration costs ($3) $0 ($25) $0 $0
Restructuring charges $0 $0 ($7) $0 $0
Total EBT (GAAP) $26 $29 $201 $326 $346
Margin % 5.5% 5.8% 8.7% 13.8% 14.4%
(a) Amounts in this table may not sum to totals due to rounding.
Three Months
Ended
September 2012 Low High
18 $                           205 $                 218 $
25 95 105
5 31 31
(1) (5) 5
47 326 359
(49) (15) (15)
(14) (60) (50)
(16) 251 294
(8) (55) (45)
(24) $                          196 $                 249 $
Free Cash Flow -Non-GAAP
Unaudited
($ millions)
FY13 Range
(a)

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
1Q12 1Q13 Type
Proxy
Equities 23.6 $           25.6 $           RC
Stock Record Position Growth 1% -4%
Pieces 20.4 20.3
Mutual Funds 5.2 $            6.5 $             ED
Pieces 6.4 8.2
Contests/Specials 3.3 $            3.0 $             ED
Pieces 3.7 2.7
Total Proxy 32.1 $           35.1 $
Total Pieces 30.5 31.2
Notice and Access Opt-in % 54% 48%
Suppression % 54% 56%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 25.5 $           31.8 $           RC
Position Growth 9% 9%
Pieces 131.9 150.7
Mutual Funds (Supplemental Prospectuses) & Other 10.6 $           14.7 $           ED
Pieces 59.3 75.4
Total  Interims 36.1 $           46.5 $
Total Pieces 191.2 226.1
Transaction
Transaction Reporting/Customer Communications 37.4 $           40.6 $           RC
Reporting
Fulfillment
Fulfillment (a) 31.4 $           33.2 $           RC
Other
Other - Recurring (b) 25.5 $           25.8 $           RC
Communications
Other - Event-Driven (c) 8.3 $            8.1 $             ED
Total Other 33.8 $           33.9 $
Total Fee Revenues 170.8 $         189.3 $
Total Distribution Revenues (d) 142.2 $         150.2 $
Total Revenues as reported - GAAP 313.0 $         339.5 $         FY13 Ranges
Low High
Total RC Fees 143.4 $         157.0 $         862 $      874 $
% RC Growth 20% 9% 8% 10%
Total ED Fees 27.4 $           32.3 $           129 $      129 $
Low High
Sales (FY'13 RC closed sales range $50-70M, FY'12 RC close sales $72M) 2% 3% 3% 3%
Losses -1% -1% -1% -1%
Key
Net New Business 1% 2% 2% 2%
Revenue
Internal growth 2% 2% 2% 2%
Drivers
Recurring (Excluding Acquisitions) 3% 4% 4% 4%
Acquisitions 6% 0% 0% 0%
Total Recurring 9% 4% 4% 4%
Event-Driven 0% 2% 0% 0%
Distribution 3% 2% 0% 0%
TOTAL 12% 8% 4% 4%
(a) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(b) Other Recurring Fee Revenue includes Matrix, New River, StockTrans, Access Data, Forefield and Tax Reporting.
(c) Other Event-Driven includes 1.6M pieces for 1Q12, 1.8M for 1Q13, primarily related to corporate actions.
(d) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
1Q12 1Q13 Type
Equity
Transaction-Based Equity Trades (a) 36.4 $      30.0 $      RC
Internal Trade Volume 1,013 821
Internal Trade Growth 20% -19%
Trade Volume (Average Trades per Day in '000) 1,020 828
Non-Transaction Other Equity Services 80.4 82.1 RC
Total Equity 116.8 $    112.1 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 13.5 $      13.9 $      RC
Internal Trade Volume 292 293
Internal Trade Growth 11% 0%
Trade Volume (Average Trades per Day in '000) 292 295
Non-Transaction Other Fixed Income Services 10.7 $      11.5 $      RC
Total Fixed Income 24.2 $      25.4 $
Outsourcing
Outsourcing 17.4 $      16.5 $      RC
# of Clients 12 16
Total Net Revenue as reported - GAAP 158.4 $    153.9 $    FY13 Ranges
Low High
Sales (FY13 RC closed sales range $60-$80M. FY12 RC closed sales $48M) 5% 3% 6% 8%
Losses -1% -1% -2% -2%
Key
Net New Business 4% 2% 4% 6%
Revenue
Transaction & Non-transaction 6% -5% -1% 1%
Drivers
Concessions -1% -3% -4% -4%
Internal growth 5% -8% -5% -3%
Acquisitions 3% 3% 1% 1%
TOTAL 12% -3% 0% 4%

Broadridge ICS Definitions

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)
–
Refers to the services we provide investment companies in
connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses)
–
Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.
Other –
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Transaction Reporting
–
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Post-Sale Fulfillment –
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment
–
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Other –
Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications